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                                                                 Exhibit 10.110


                                                                 Execution Copy

                                    AGREEMENT

         This Agreement (the "Agreement") is made as of February 23, 2004 among each of (i) Alliance Laundry Holdings LLC (the "Company"), (ii) TCW Shared Opportunity Fund IV, L.P., TCW Shared Opportunity Fund IVB, L.P., TCW Shared Opportunity Fund III, L.P., TCW SHOP III Subsidiary Investment, Inc. and TCW SHOP IV Subsidiary Investment, Inc. (collectively, "TCW") and (iii) Sankaty Alliance Corp., Sankaty High Yield Partners II, L.P., Sankaty High Yield Partners III, L.P. and Sankaty Credit Opportunities, L.P. (collectively, "Sankaty").

                                    RECITALS

         TCW and Sankaty hold (i) Amended and Restated Junior Subordinated Promissory Notes of the Company, each dated September 12, 2003, in the aggregate original principal amount of $9,000,000 (the "Promissory Notes") and (ii) Preferred Units of the Company issued pursuant to the Amended and Restated Limited Liability Company Agreement of the Company, dated as of May 5, 1998 (the "LLC Agreement").

         The Company may consummate an offering which would be a sale pursuant to a registration statement filed under the Securities Act of equity securities (including any securities convertible or exchangeable into or exercisable for equity securities) of an entity formed by or at the direction of the Company which acquires an equity interest in the Company and whose ultimate purpose is to acquire a controlling interest in the Company (a "Newco Holding IPO").

         The parties hereto desire to set forth their understanding with respect to certain matters in connection with a Newco Holding IPO.

         NOW, THEREFORE, the parties agree as follows:

1.       Agreement.

         a. TCW and Sankaty agree to comply with the provisions of Section 4(a) of the Securityholders Agreement, dated as of May 5, 1998, by and among the Company and its securityholders, in the event that such provisions do not otherwise apply to a Newco Holding IPO.

         b. If a Newco Holding IPO is consummated, then, subject to any restrictions in the Company's senior credit agreement or senior subordinated notes indenture, the Company shall fund the following:

                  (i) first, the prepayment of the then outstanding principal amount of the Promissory Notes (including any portion thereof which constitutes capitalized interest),

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together with all accrued and unpaid interest thereon, to the holders thereof upon the consummation of the Newco Holding IPO (pro rata amongst such holders based upon the principal amount of Promissory Notes held by each); and

                  (ii) second, the payment of the Unreturned Capital (as defined in the LLC Agreement) to the holders of Preferred Units (as defined in the LLC Agreement) upon the consummation of the Newco Holding IPO (pro rata amongst such holders based upon the liquidation value of the Preferred Units held by each).

2. Miscellaneous. This Agreement may be executed by telecopy in multiple counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Transmission by telecopier, receipt acknowledged, of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. Each fully executed counterpart of this Agreement shall be deemed to be a duplicate original. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

                      [This space intentionally left blank]

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         IN WITNESS WHEREOF, the Company, TCW and Sankaty have duly executed this Agreement as of the date first set forth above.

                                            ALLIANCE LAUNDRY HOLDINGS LLC

                                            /s/ Thomas F. L'Esperance
                                            ------------------------------------
                                            Name: Thomas F. L'Esperance
                                            Title: President and Chief
                                                   Executive Officer

                                            TCW SHARED OPPORTUNITY FUND IV, L.P.

                                            By:  TCW Asset Management Company
                                            Its Investment Advisor

                                            By: /s/ Nicholas W. Tell, Jr.
                                               ---------------------------------
                                               Name: Nicholas W. Tell, Jr.
                                               Title: Managing Director

                                            By:/s/ Richard H. Stevenson
                                               ---------------------------------
                                               Name: Richard H. Stevenson
                                               Title: Vice President

                                            TCW SHARED OPPORTUNITY FUND IVB,
                                            L.P.

                                            By:  TCW Asset Management Company
                                            Its Investment Advisor

                                            By: /s/ Nicholas W. Tell, Jr.
                                               ---------------------------------
                                               Name: Nicholas W. Tell, Jr.
                                               Title: Managing Director

                                            By:/s/ Richard H. Stevenson
                                               ---------------------------------
                                               Name: Richard H. Stevenson
                                               Title: Vice President

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                                            TCW SHARED OPPORTUNITY FUND III,
                                            L.P.

                                            By:  TCW Asset Management Company
                                            Its Investment Advisor

                                            By: /s/ Nicholas W. Tell, Jr.
                                               ---------------------------------
                                               Name: Nicholas W. Tell, Jr.
                                               Title: Managing Director

                                            By: /s/ Richard H. Stevenson
                                               ---------------------------------
                                               Name: Richard H. Stevenson
                                               Title: Vice President

                                            TCW SHOP III SUBSIDIARY INVESTMENT,
                                            INC.

                                            By: /s/ Nicholas W. Tell, Jr.
                                               ---------------------------------
                                               Name: Nicholas W. Tell, Jr.
                                               Title: Managing Director

                                            By: /s/ Richard H. Stevenson
                                               ---------------------------------
                                               Name: Richard H. Stevenson
                                               Title: Vice President

                                            TCW SHOP IV SUBSIDIARY INVESTMENT,
                                            INC.

                                            By: /s/ Nicholas W. Tell, Jr.
                                               ---------------------------------
                                               Name: Nicholas W. Tell, Jr.
                                               Title: Managing Director

                                            By: /s/ Richard H. Stevenson
                                               ---------------------------------
                                               Name: Richard H. Stevenson
                                               Title: Vice President
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                                            SANKATY ALLIANCE CORP.

                                            /s/ Jonathan Lavine
                                            ------------------------------------
                                            Name:  Jonathan Lavine
                                            Title:  President

                                            SANKATY HIGH YIELD PARTNERS II, L.P.

                                            /s/ Jonathan Lavine
                                            ------------------------------------
                                            Name:  Jonathan Lavine
                                            Title:  Managing Director

                                            SANKATY HIGH YIELD PARTNERS III,
                                            L.P.

                                            /s/ Jonathan Lavine
                                            ------------------------------------
                                            Name:  Jonathan Lavine
                                            Title:  Managing Director

                                            SANKATY CREDIT OPPORTUNITIES, L.P.

                                            /s/ Jonathan Lavine
                                            ------------------------------------
                                            Name:  Jonathan Lavine
                                            Title:  Managing Director